UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 1, 2013
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 1, 2013, Blue Nile, Inc. (“Blue Nile”) issued a press release announcing financial results for the second quarter ended June 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.
The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On July 29, 2013, Mark Vadon notified Blue Nile, Inc. (“Blue Nile” or the “Company”) of his decision to step down from his role as the Chairman and Director of Blue Nile's Board of Directors (the “Board”), which will take effect on December 31, 2013. Mr. Vadon's decision to leave the Board was not tendered in connection with any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

When Mr. Vadon steps down, the size of the Board will be reduced from nine to eight members and Harvey Kanter, Blue Nile's President and Chief Executive Officer and a member of its Board, will be appointed the Chairman of the Board. Mr. Kanter will not receive additional compensation for his role as the Chairman. Blue Nile will continue to have a lead independent director.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to, among other things, the effective date of Mr. Vadon's decision to step down and the appointment of Mr. Kanter as Chairman of the Board of Directors. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Our actual results could differ materially from those predicted or implied. More information about the risks we face is included in our quarterly and annual reports filed with the SEC, copies of which may be obtained at http://investor.bluenile.com/sec.cfm or the SEC's web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K. We assume no obligation to update such statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated August 1, 2013, issued by Blue Nile, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.
Registrant

Dated: August 1, 2013	By: /s/ David Binder
David Binder
Chief Financial Officer
(Principal Financial Officer)